Note 12 - Common Stock and Additional Paid-in Capital	9 Months Ended
Sep. 30, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
12.	Common Stock and Additional Paid-in Capital

The amounts shown in the accompanying consolidated balance sheets as additional paid-in capital, represent payments made by the stockholders for the acquisitions of the Company’s vessels, or investments in the Company’s common stock.

On April 30, 2013, the Company completed a follow-on public offering of 11,500,000 shares of common stock, par value of $0.01, for $10.00 per share. The gross proceeds from the offering amounted to $115,000,000, while the net proceeds after the underwriters’ discounts and commissions and other related expenses amounted to $109,183,623.